NETLease Corporate Real Estate ETF
Schedule of Investments
November 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.5%
	Finance and Insurance — 8.3%
30,199	Innovative Industrial Properties, Inc.	$2,466,050
68,266	Spirit Realty Capital, Inc.	2,819,386
		5,285,436
	Real Estate and Rental and Leasing — 91.2% (a)
42,637	Agree Realty Corporation	2,524,537
41,940	Alpine Income Property Trust, Inc.	684,880
163,009	Broadstone Net Lease, Inc.	2,608,144
58,865	EPR Properties	2,626,556
109,742	Essential Properties Realty Trust, Inc.	2,606,373
91,681	Four Corners Property Trust, Inc.	2,107,746
48,662	Gaming and Leisure Properties, Inc.	2,273,975
87,802	Getty Realty Corporation	2,584,013
127,327	Gladstone Commercial Corporation	1,591,587
232,220	Global Net Lease, Inc.	2,038,892
268,399	LXP Industrial Trust	2,356,543
5,414	NET Lease Office Properties (b)	88,516
155,694	NETSTREIT Corporation	2,394,574
133,840	NNN REIT, Inc.	5,436,581
62,138	One Liberty Properties, Inc.	1,269,479
159,840	Postal Realty Trust, Inc. - Class A	2,237,760
94,074	Realty Income Corporation	5,076,233
123,876	Safehold, Inc.	2,439,118
144,303	STAG Industrial, Inc.	5,173,263
170,945	VICI Properties, Inc.	5,109,546
81,037	W.P. Carey, Inc.	5,043,743
		58,272,059
	TOTAL COMMON STOCKS (Cost $77,212,358)	63,557,495

	SHORT-TERM INVESTMENTS — 0.4%
238,457	First American Government Obligations Fund - Class X, 5.29% (c)	238,457
	TOTAL SHORT-TERM INVESTMENTS (Cost $238,457)	238,457

	TOTAL INVESTMENTS (Cost $77,450,815) — 99.9%	63,795,952
	Other Assets in Excess of Liabilities — 0.1%	69,540
	NET ASSETS — 100.0%	$63,865,492

Percentages are stated as a percent of net assets.

(a)
The Fund’s Index, and consequently the Fund, is expected to concentrate its investments (i.e., hold more than 25% of its total assets) in real estate companies.
The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of November 30, 2023.

Summary of Fair Value Disclosure at November 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2023:

NETLease Corporate Real Estate ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$63,557,495	$–	$–	$63,557,495
Short-Term Investments	238,457	–	–	238,457
Total Investments in Securities	$63,795,952	$–	$–	$63,795,952

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended November 30, 2023, the Fund did not recognize any transfers to or from Level 3.